WINDOWS MEDIA TECHNOLOGY PROMOTION AGREEMENT

The purpose of this agreement (the "AGREEMENT") is to set forth the terms upon which Microsoft Corporation ("MICROSOFT") will promote certain of your company's web content in consideration of your company's adoption of specified Microsoft Windows Media Technology for your web content and promotion of such technology. This Agreement refers to your company as "ICP."

This Agreement is entered into with reference to the following information ("ICP Table") and incorporates Microsoft's Standard Terms and Conditions attached hereto as Attachment B ("STANDARD TERMS AND CONDITIONS") and all other schedules and attachments referenced herein:

ICP INFORMATION:                                   Corporate Name: Kanakaris Communications, Inc.
                                                   Place of Incorporation: Nevada
                                                   Address for Notices: 3303 Harbor Blvd., Suite F3
                                                   Costa mesa, CA 92626
-------------------------------------------------  ----------------------------------------------------
ICP CONTACT:                                       ICP Contact/Title: Alex Kanakaris
                                                   Telephone Number: (714) 444-0530
                                                   Facsimile Number: (714) 549-8970
                                                   E-mail: lisal@kanakaris.com
-------------------------------------------------  ----------------------------------------------------
ICP CONTENT MODULE MANAGER AND                     ICP Content Module Manager: John McKay
STREAMING CONTENT MANAGER:                           Telephone Number: (323) 655-1978
(2 technical contacts required)                      E-mail: johnmck@earthlink.net
                                                   ICP Streaming Content Manager: Lisa Lawrence
                                                     Telephone Number: (714) 444-0530
                                                     E-mail: lisal@earthlink.net
-------------------------------------------------  ----------------------------------------------------
ICP NAME AND ICP SERVICE NAME                      ICP Name: Kanakaris Communications
 (as requested for press release):                 ICP Service Name(s): KKRS.NET
-------------------------------------------------  ----------------------------------------------------
"ICP SITE LINK" (includes successors               KKRS.NET, NetBooks.com, Cyberpop.com, ILSN.com
thereto):
-------------------------------------------------  ----------------------------------------------------
"ICP SITE PAGE(S)"                                 KKRS.NET/windowsmedia, NetBooks.com/windowsmedia,
(includes successors thereto):                     Cyberpop.com/windowsmedia, ILSN.com/windowsmedia
-------------------------------------------------  ----------------------------------------------------
"FEATURED TECHNOLOGY"                              _x_ Windows Media Player
(only the checked options apply):                  ___ Windows Radio toolbar
                                                   Attachment A relating to the Featured Technology is also
                                                   referred to as the "FEATURED TECHNOLOGY SCHEDULE".
-------------------------------------------------  ----------------------------------------------------
"PROMOTION START DATE":                            August 30, 1999 on two of the four sites and September 30,
                                                   1999 on the remaining sites.
-------------------------------------------------  ----------------------------------------------------
"TERRITORY":                                       United States of America
-------------------------------------------------  ----------------------------------------------------
"TERM":                                            Beginning August 9,1999 and continuing through December
                                                   30, 2001 unless earlier terminated in accordance with Section
                                                   3.
-------------------------------------------------  ----------------------------------------------------

MICROSOFT OBLIGATIONS

     a. WINDOWS MEDIA/RADIO STATION GUIDE. Microsoft will use commercially reasonable efforts during the Term, and consistent with Microsoft's localization schedule for the applicable web site for the Territory, to include a link (e.g., icon, text link and/or descriptive text) for the ICP Site Link and, if provided, brief summaries of the content available via such ICP Site Link ("CONTENT MODULES") in the following:
         (only the checked options apply)

_x_ Microsoft WindowsMedia.com: a Microsoft web site at URL http://windowsmedia.com, and successors thereto ("MWM") in an appropriate category and version of MWM designed for use in

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                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


the Territory. Microsoft will determine, in its sole discretion, the placement of any ICP Site Links and Content Modules within the MWM.

___ RADIO STATION GUIDE: a Microsoft web site at URL http://windowsmedia.com/radiobar.asp, and successors thereto ("RSG") in an appropriate category and version of RSG designed for use in the Territory. Microsoft will determine, in its sole discretion, the placement of any ICP Site Links and Content Modules within the RSG.

Attachment D provides a representation of one manner in which the ICP Site Link and Content Modules may appear.

The foregoing obligations will be subject to Microsoft's right to remove any ICP Site Link and/or Content Modules immediately upon receiving a claim from any source that the ICP Site or a Content Module includes or has included any content which violates any applicable law or which would expose Microsoft, in its reasonable estimation, to potential civil or criminal liability.

b. NO LICENSE. Nothing in this Agreement grants ICP any rights to any Microsoft software, technology or other intellectual property rights. Microsoft retains all right, title and interest in and to the Featured Technology, MWM and RSG.

c. REPORTS. For each month during the Term, Microsoft will use commercially reasonable efforts to report to ICP the referrals from MWM and/or RSG to ICP Site Pages.


1. ICP OBLIGATIONS

a. PROMOTION OF FEATURED TECHNOLOGY. Throughout the Term, ICP will use and promote the Featured Technology as follows:

     (1) FEATURED TECHNOLOGY PROMOTION. Beginning no later than the Promotion Start Date (or, if later, the Effective Date), ICP will include a prominent, "Above the fold" promotion of each Featured Technology on all ICP Site Pages and will include other promotions, as may be designated in the Featured Technology Schedule (collectively, the "FEATURED TECHNOLOGY PROMOTION"). For purposes of this Section 2a., "ABOVE THE FOLD" means the placement of content (including an icon and/or link) or other material on an ICP Site Page such that the material is viewable on a computer screen at a 800 x 600 pixels resolution when the user first accesses such web page and without having to scroll down to view more of the web page. The Featured Technology Promotion shall be carried out by ICP in accordance with the specifications set forth in the Featured Technology Schedule and as follows:

         (a) If under Section 1.a the ICP Site Link and Content Modules will be included in MWM, ICP will use commercially reasonable efforts to provide the following on ICP Site Pages: i) a link to ICP's Windows Media Player-compatible streaming media with text describing the technology for playing it such as "View/Listen using Windows Media Player", and ii) a link and/or logo for downloading the Windows Media Player (as shown in version 1 of the page layout diagrams in Attachment E). To enhance the user experience, if the ICP is providing headlines for the main page of MWM, the ICP will display only that content compatible with, and only those webcast media player logos for, the Windows Media Player on ICP Site Pages linked directly from the ICP Site Links and Content Modules on the MWM main page. To enhance the user experience, if the ICP is providing headlines for pages other than the main page of MWM, the ICP will use commercially reasonable efforts to, within sixty (60) days of Effective Date, display only that content compatible with, and only those webcast media player logos for, the Windows Media Player on ICP Site Pages linked directly from the ICP Site Links and Content Modules on MWM pages other than the MWM main page.


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                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999



         (b) If under Section l.a the ICP Site Link and Content Modules will be included in RSG, ICP will use commercially reasonable efforts to provide the following on ICP Site Pages: i) links to ICP's Windows Media Player-compatible streaming media with text describing the technology for playing it such as "Listen using Windows Radio toolbar," and "Listen using Windows Media Player," and ii) a link and/or logo for downloading the Windows Media Player (as shown in version 2 of the page layout diagrams in Attachment E).

     (2) DAILY LINKS. ICP will use commercially reasonable efforts to provide Microsoft with ICP Site Links and Content Modules, on a daily basis, that meet the Content Guidelines, as defined in the Featured Technology Schedule and as reasonably updated by Microsoft and provided to ICP from time to time, for use in accordance with this Agreement.

b. TRADEMARK PERMISSION. To the extent the ICP Site Link contains or constitutes a trademark, service mark or other similar intellectual property ("mark"), ICP hereby grants to Microsoft a non-exclusive, non-transferable, royalty-free, perpetual, worldwide right and license to use and display such mark solely for purposes of inclusion in MWM, RSG, other Microsoft web sites, and as part of the favorites or comparable sections of Internet Explorer and/or Windows Media Player.

c. CONTENT MODULES. To the extent containing any information protected by copyright or other intellectual property, ICP hereby grants Microsoft a non-exclusive, non-transferable, royalty-free, perpetual, worldwide right and license to use, copy, publicly perform and display, transmit and distribute Content Modules solely for purposes of inclusion of such Content Modules on MWM, RSG, other Microsoft web sites, and as part of the favorites or comparable sections of Internet Explorer and/or Windows Media Player.

d. DEMONSTRATION RIGHTS. ICP hereby further grants Microsoft a non-exclusive, non-transferable, royalty-free, perpetual, worldwide right and license to use and publicly perform and display the ICP Name, ICP Service Name, Content Modules, screen shots and/or interactive versions of the ICP Site solely for the purposes of demonstrating ICP's use of the Featured Technology at trade shows or other industry or press events and other advertising and promotional activities concerning Internet Explorer, the Featured Technology and/or MWM and RSG.

e. REPORTS. By the tenth (10th) day of each calendar month during the Term (other than the month in which the Effective Date falls), ICP will provide a report to Microsoft in the format of, and with all information concerning the previous calendar month as described in the Featured Technology
     Schedule in Attachment A and as reasonably updated by Microsoft and provided to ICP from time to time. In the event that ICP has failed to provide a report as described in the preceding sentence on or before the fifteenth (15th) day of the relevant calendar month, then Microsoft will be entitled to suspend its performance under this Agreement until such report has been received. All information provided pursuant to this section will be deemed to be Confidential Information (as defined in the Standard Terms and Conditions) of ICP and, in addition to Microsoft's obligations with respect to Confidential Information under the Standard Terms and Conditions, such Confidential Information shall not be disclosed to Microsoft employees or contractors outside of its platforms/systems/applications groups; in addition, within those groups, Microsoft shall use reasonable efforts to limit disclosure to employees or contractors with a reasonable "need to know" to further Microsoft's performance under this Agreement and its performance of general NetShow and Windows Media Player marketing activities.


3. RENEWAL

This Agreement will be automatically extended for additional ninety (90) day period(s) unless either party suspends performance and/or terminates this Agreement upon written notice thirty (30) days before the end of the original Term or an extended Term.

4. TERMINATION

a. Either party may suspend performance and/or terminate this Agreement immediately upon written notice at any time if the other party is in material breach of any material warranty, term, condition or covenant of

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

                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999

     this Agreement, and fails to cure that breach within thirty (30) days after written notice thereof, or, in the case of a material breach of Section A of the Standard Terms and Conditions regarding confidentiality, immediately upon written notice at any time without providing initial notice or an opportunity to cure. Termination of this Agreement shall be the sole remedy for a party for failure of the other party to provide the guaranteed minimum impressions as set forth in this Agreement.

b. Neither party will be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms. Termination of this Agreement will not affect any other agreement between the parties. In the event of termination or expiration of this Agreement for any reason, Section 1.b, 2.b-d, and the Standard Terms and Conditions in Attachment B will survive (or, where separately specified in each such section, will survive in accordance with the terms in such section).

IN WITNESS WHEREOF, the parties have entered into this Agreement, including all schedules and attachments referenced herein, as of the Effective Date.

COMPANY                                 MICROSOFT CORPORATION

By: /s/ Alex Kanakaris                  By: /s/ Kurt Beucheuel

Name (print): Alex Kanakaris            Name (print): Kurt Buecheuel

Title: CEO                              Title: Director Bus. Dev.

Date: 8/23/99                           Date: 9/2/99


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
                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


                                  ATTACHMENT A
                          FEATURED TECHNOLOGY SCHEDULE

I.   RELEVANT TECHNOLOGY (check all that apply)

_x_  Windows Media Player
__   Windows Radio toolbar

II. IMPLEMENTATION REQUIREMENTS FOR WINDOWS MEDIA PLAYER AND/OR WINDOWS RADIO TOOLBAR

a. ICP SITE PAGES: The parties agree that the primary focus of the ICP Site Pages will be to make available high quality streaming media that is useful and interesting in and of itself to end users of both the ICP Site and MWM and/or RSG. ICP will use and promote the Featured Technology in accordance with this Agreement and, in addition, at least as favorably as ICP uses and promotes any third party streaming media technology, including without limitation with respect to: (i) quality of user experience, (ii) encoding rates, (iii) bandwidth allocation, and (iv) promotion of the Featured Technology. ICP shall include on the home page of ICP Site a direct link to ICP Site Pages. ICP shall ensure that the ICP Site Pages have an architecture optimized for high quality streaming media performance, with at least one hundred (100) simultaneous connections and a maximum peak bandwidth use of no more than two (2) hours in any twenty-four (24) hour period. In the event that peak bandwidth use exceeds two (2) hours in any twenty-four (24) hour period, ICP shall increase the bandwidth allocated for use by the Featured Technology to a commercially reasonable degree in order to offer a reasonable user experience. ICP shall offer end users high quality streaming media, including by complying with the following:

         1) FM stations are to be encoded in at least 16 kbit (e.g. Voxware AC 16-16000 mono) and/or
         2) AM stations are to be encoded in at least 8 kbit (e.g. Voxware AC 8-11025 mono).
         3) All on-demand videos are to be encoded in multiple data rates (at least 22 kbit & 37 kbit streams).
         4) All streaming media must use either MPEG 4 v.2 video codec, Voxware Metasound audio codec, ACELP.net audio codec or Sipro's ACELP codec instead of the Voxware Metasound codec if the content is speech.
         5) All streaming media must demonstrate correct selection of audio codecs and, if video, appropriate video output parameter settings (frame size/ frame rate etc), all based on content type and total data rate for the file.
         6) ICP must offer some streaming media in Windows Media Player-compatible format without charge to MWM and/or RSG end users on ICP Site Pages. In addition, ICP must offer the most popular streaming media, in ICP's reasonable estimation, in Windows Media Player-compatible format within the ICP Site Pages.
         7) All streaming media must be updated at least five (5) times per week.
         8) All radio stations should stream content twenty-four (24) hours per day.

b. The parties agree that ICP will control in its sole discretion all data, text, audio, video, graphics, photographs, artwork and other technology and materials on the ICP Site Pages ("ICP CONTENT"). Notwithstanding the preceding sentence, ICP will comply with all obligations with respect to such ICP Content set forth in this Featured Technology Schedule or otherwise set forth in this Agreement.



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
                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


III. TECHNOLOGY IMPLEMENTATION SCHEDULE/TIMETABLE

DATE (no later than)                             OBLIGATION
----                                             ----------
As soon as possible           ICP shall provide Microsoft with alpha versions of (i)
                              the ICP Site Pages (i.e. provide the URLs), (ii) the
                              Content Modules and, (iii) if applicable, the URL for the
                              streaming media to be listed in the RSG
---------------------------   ----------------------------------------------------------
                              ICP shall commence daily updates of (i) the beta version
                              of the ICP Site Pages, (ii) the Content Modules and, (iii)
                              if applicable, the streaming media to be listed in the
                              RSG
---------------------------   ----------------------------------------------------------
                              ICP Site Pages, Content Modules and, if applicable, the
                              streaming media listed in the RSG shall be available live
                              on the Web, all as in compliance with this Agreement,
                              including this Featured Technology Schedule
---------------------------   ----------------------------------------------------------

IV. FEATURED TECHNOLOGY PROMOTION

Display on the main page of the ICP Site, at least ten thousand (10,000) ad impressions per month

V. CONTENT MODULE EDITORIAL GUIDELINES

a.   General Requirements
     --------------------

         1. To provide Content Modules under this Agreement, ICP shall follow these general requirements:

              (A) Each headline, schedule and event should have a separate page and URL so Read/Unread behavior works properly.

              (B) ICP will provide a URL location to retrieve ICP's CDF files in accordance with the following guidelines:

                  o The subdirectory on ICP's Site for staging the CDF file(s) should be denoted "webevents."

                  o The CDF file names for headlines, events, and schedule content should be denoted as headlines.cdf, event.cdf, and schedule.cdf, respectively.

         2. The Content Modules must work on Internet Explorer 3.x, 4.x and 5.x and Netscape Communicator 3.x and 4.x. ICP must also ensure that Content Modules work with new versions of each such browser within one (1) week of such new version's post-beta commercial release to the Web.

         3. Updates to these requirements, detailed technical specifications and web-based support on how to provide Content Modules is provided on partners.microsoft.com. Technical questions should be directed to wetbug@microsoft.com.



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                                                               February 18, 1999


b.   Editorial Requirements
     ----------------------

To provide a Content Module under this Agreement, ICP shall follow these editorial requirements:

          1.  All headlines should not exceed fifty (50) characters.
          2. All headlines should be underlined up through (but not beyond) the last character of the headline. This can be prevented by not having an additional space character at the very end.
          3.  All headlines should end without a period.
          4. All headlines should have only the initial word and any proper nouns capitalized (sentence-style capitalization not headline-style capitalization).
          5. All links should go directly to the specific article or ICP Content, i.e., "deep" link, using anchor tags. It is an unacceptable user experience to link (i) to the top of page when the article is further down, (ii) to home pages that do not contain the applicable ICP Content, or (iii) to a table of contents instead of directly to the specific ICP Content.
          6. All headlines and events should be updated at least once each week day (weekend days at ICP's option), or more frequently, depending on mutual agreement.

c.   Testing
     -------

Microsoft may in its discretion test Content Modules in the MWM and RSG test environment prior to posting in production environment. No testing or other quality control efforts of Microsoft in connection with activities contemplated by this Agreement will be deemed to modify ICP's obligations to comply with the Agreement, including the guidelines set forth in this Featured Technology Schedule, and Microsoft will have no responsibility for identifying or addressing any errors in ICP Content Modules.

d.   Escalation Procedures
     ---------------------

In the event ICP's Content produces a critical error, Microsoft reserves the right to pull the applicable Content Module within thirty (30) minutes of discovery. A critical error is defined as:

     1.  A Content Module which includes a link that produces an HTTP error,
     2. A Content Module which causes other Content Modules to be corrupt or to malfunction,
     3.  A Content Module which is empty.

In the event a Content Module needs to be pulled from the Microsoft Internet web site, Microsoft will notify ICP immediately and will use commercially reasonable efforts to communicate with ICP to facilitate ICP's determination of the cause of the error.

ICP will provide two (2) technical contacts for technical staff working on MWM and RSG to use in the event of any Content Module problems. If ICP encounters any problems on MWM or RSG, one of such technical contacts should email wetbug@microsoft.com.


VI. ICP REPORTING GUIDELINES

In accordance with Section 2.e of this Agreement, ICP shall provide a report to Microsoft setting forth the following information:

     (a) The URL and number of page views for the ICP Site Pages;
     (b) The number of referrals of end users from ICP Site to ICP's and/or Microsoft's Windows Media Player download site(s);
     (c) The number of referrals received by ICP as a result of Web users' clicking on the ICP links displayed on the Microsoft Web Sites;
     (d) Web browsing software share and Streaming Media player share information for ICP Site Pages; include version information;




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                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


     (e) The number of streams served, including the total number of ASX and ASF format files served, by bit rate;
     (f) The average length of user stream for a single connection;
     (g) The number of streams of pages with feature/streaming technology; and
     (h) The average number of .asx files on site.

ICP shall provide all reports hereunder to Microsoft via Microsoft's web reporting system located at windowsmedia.com/report.asp web site, and successors thereto.



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

                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


                                  ATTACHMENT B
                          STANDARD TERMS AND CONDITIONS


A.       CONFIDENTIALITY

1. CONFIDENTIALITY OBLIGATIONS. Each party will protect the other's Confidential Information (as defined below) disclosed in connection with this Agreement from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Neither party will disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights are granted in any Confidential Information. The other provisions of this Agreement notwithstanding, either party will be permitted to disclose the Confidential Information to its outside legal and financial advisors; and to the extent required by applicable law, provided however that before making any such required filing or disclosure, the disclosing party will first give written notice of the intended disclosure to the other party, within a reasonable time prior to the time when disclosure is to be made, and the disclosing party will exercise best efforts, in cooperation with and at the expense of the other party, consistent with reasonable time constraints, to obtain confidential treatment for all non-public and sensitive provisions of this Agreement, including without limitation dollar amounts and other numerical information.

2. DEFINITION. As used herein, "Confidential Information" means: (a) any source code of software; (b) any trade secrets and/or other proprietary non-public information not generally known relating to either party's product plans, designs, costs, prices and names, finances, marketing plans, business opportunities, personnel, research, development or know-how; and (c) the terms and conditions of this Agreement. "Confidential Information" does not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed by the receiving party; (iv) is lawfully obtained from a third party that has the right to make such disclosure; or (v) is made generally available by the disclosing party without restriction on disclosure.

3. LIMITATIONS. The parties' obligations of confidentiality under this Agreement will not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. Further, either party will be free to use for any purpose the residuals resulting from access to or work with such Confidential Information, provided that such party will maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had rightful and good faith access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party will have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing will not be deemed to grant to either party a license under the other party's copyrights or patents.

B.       WARRANTIES

Each party warrants and covenants that it has the full power and authority to enter into and perform according to the terms of this Agreement.

C.       DISCLAIMER OF FURTHER WARRANTIES

ANY AND ALL SOFTWARE, CONTENT, SERVICES, OTHER MATERIALS AND CONFIDENTIAL INFORMATION PROVIDED BY EITHER PARTY TO THE OTHER HEREUNDER ARE PROVIDED "AS IS," WITHOUT WARRANTY OF ANY KIND. EXCEPT AS EXPRESSLY SET FORTH IN SECTION B ABOVE, EACH PARTY DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR


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                 WindowsMedia.com & Windows Media Technology Promotion Agreement
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PURPOSE, TITLE AND NON-INFRINGEMENT, WITH RESPECT TO ANY MATERIALS OR
INFORMATION PROVIDED HEREUNDER.

D.       INDEMNITY

1. INDEMNITY. ICP will, at its expense and Microsoft's request, defend any claim or action brought by a third party against Microsoft, or Microsoft's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, to the extent it is based upon a claim that any ICP Site, ICP Site Page, ICP Content, ICP Content Modules or ICP Site Link (i) infringes or violates any patent, copyright, trademark, trade secret, right of publicity, or other intellectual property, proprietary or contractual right of a third party, or (ii) contains defamatory or libelous material or material which illegally discloses private or personal matters concerning any person; or (iii) permits to appear or be uploaded any messages, data, images or programs which are illegal, contain nudity or sexually explicit content or are, by law, obscene, profane or pornographic; or
         (iv) permits to appear or be uploaded any messages, data, images or programs that would knowingly or intentionally (which includes imputed intent) violate the property rights of others, including unauthorized copyrighted text, images or programs, trade secrets or other confidential proprietary information, or trademarks or service marks used in an infringing fashion (such claims or actions being referred to hereinafter as "ICP Claims"). ICP will indemnify and hold Microsoft harmless from and against any costs, damages and reasonable fees reasonably incurred by Microsoft, including but not limited to fees of outside attorneys and other professionals, that are attributable to such ICP Claims. Microsoft will: (a) provide ICP reasonably prompt notice in writing of any such ICP Claims and permit ICP, through counsel chosen by ICP and reasonably acceptable to Microsoft, to answer and defend such ICP Claims; and (b) provide the entity defending such claim information, assistance and authority, at such entity's expense, to help defend such ICP Claims. ICP will not be responsible for any settlement made by Microsoft without ICP's written permission, which permission will not be unreasonably withheld or delayed. LCP will consult with Microsoft on the choice of any counsel under this Section D.

2. SETTLEMENT. Unless ICP obtains for Microsoft a complete release of all ICP Claims thereunder, ICP may not settle any ICP Claim under this Section D on Microsoft's behalf without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld or delayed. Reasonable withholding of permission may be based upon, among other factors, the ability for Microsoft to ship any product. In the event ICP and Microsoft agree to settle an ICP Claim, ICP agrees not to publicize the existence of or disclose terms of the settlement without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld or delayed.

E.       LIMITATION OF LIABILITIES

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL. INDIRECT, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF DATA OR BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THIS AGREEMENT OR THE USE OF OR INABILITY TO USE ANY MICROSOFT SOFTWARE OR SERVICES, OR EITHER PARTY'S CONFIDENTIAL INFORMATION OR CONTENT, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THIS SECTION SHALL NOT APPLY TO SECTION A OF THESE STANDARD TERMS AND CONDITIONS REGARDING CONFIDENTIALITY, NOR TO ICP'S INDEMNITY OBLIGATIONS WITH RESPECT TO THIRD PARTY CLAIMS AS PROVIDED IN SECTION D OF THESE STANDARD TERMS AND CONDITIONS.

F.       LOGO USE PROVISIONS

All use by ICP of the logos for the Featured Technology is subject to compliance with Microsoft's guidelines and/or license provisions relating to the use of logos and branding for such Featured Technology, including without limitation the Get Windows Media Player Logo Program under the terms set forth in Attachment C hereto.




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
                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


G.       GENERAL TERMS

1. NOTICES. All notices and requests in connection with this Agreement will be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

       To ICP: see ICP Table
-------------------------------------------------------- -----------------------------------------------------
To Microsoft:                                            Copy to:
Microsoft Corporation, One Microsoft Way Redmond,        Microsoft Corporation, One Microsoft Way Redmond,
WA 98052-6399                                            WA 98052-6399
Attention: Senior Director of Business Development,      Attention: Law & Corporate Affairs
Personal and Business Systems Division
-------------------------------------------------------- -----------------------------------------------------
Phone: (425) 882-8080                                    Phone: (425) 882-8080
Fax:   (425) 936-7329                                    Fax:   (425) 936-7409
-------------------------------------------------------- -----------------------------------------------------

         or to such other address as a party may designate pursuant to this notice provision.

2. INDEPENDENT PARTIES. Nothing in this Agreement will be construed as creating an employer-employee relationship, a partnership, an agency relationship, or a joint venture between the parties.

3. GOVERNING LAW. This Agreement will be governed by the laws of the State of Washington, without reference to the conflict of law principles thereof. Any action or litigation concerning this Agreement will take place in the federal or state courts in King County, Washington, and the parties expressly consent to jurisdiction of and venue in such courts and waive all defenses of lack of personal jurisdiction and forum non conveniens with respect to such courts. ICP hereby agrees to service of process by mail or other method acceptable under the laws of the State of Washington.

4. ATTORNEYS' FEES. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party will be entitled to recover its costs, including reasonable attorneys' fees.

5. ASSIGNMENT. This Agreement and any rights or obligations hereunder may be assigned by Microsoft, but may not be assigned by ICP without Microsoft's prior written approval. Any attempted assignment, sublicense, transfer, encumbrance or other disposal without such consent will be void and will constitute a material default and breach of this Agreement. Except as otherwise provided, this Agreement will be binding upon and inure to the benefit of the parties' successors and lawful assigns.

6. FORCE MAJEURE. Neither party will be liable to the other under this Agreement for any delay or failure to perform its obligations under this Agreement if such delay or failure arises from any cause(s) beyond such party's reasonable control, including by way of example labor disputes, strikes, floods, fire, lightning, utility or communications failures, earthquakes, vandalism, war, acts of terrorism, riots, insurrections, embargoes, or laws, regulations or orders of any governmental entity.

7. CONSTRUCTION. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

8. NOT EXCLUSIVE. Nothing in this Agreement will be deemed to restrict either party's ability to license, develop, sub-license, manufacture, deploy, support, promote, or distribute software, content, streaming




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
                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


         media or any other technology, whether or not similar to the Featured Technology, nor to preclude ICP from creating and supporting mirrored versions of the ICP Site that are not subject to this Agreement.

9. ENTIRE AGREEMENT. This Agreement does not constitute an offer by Microsoft and it will not be effective until signed by both parties. This Agreement, including all schedules and attachments referenced herein, constitutes the entire agreement between the parties with respect to the subject matter hereof, and merges all prior and contemporaneous communications with respect to such subject matter. It will not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of ICP and Microsoft by their respective duly authorized representatives.









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
                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


                                  ATTACHMENT C

                           GET WINDOWS(R) MEDIA PLAYER
                                  LOGO PROGRAM


Get Windows(R) Media Player logo usage instructions
---------------------------------------------------

To put the logo and link on your Web site, follow these easy steps:
     1. Read our policy below on using the Get Windows Media Player logo.
     2. Copy the Get Windows Media Player logo.gif file image to your desktop.

                  [picture of Windows Media Player logo here]


     3. Move the Get Windows Media Player logo.gif file from your desktop to your Web server.
     4. Insert the following HTML code on your Web page. Be sure to point the (IMG SRC) to the location of the Get Windows Media Player logo.gif file on your server:

        (BR)(CENTER)
        (A HREF="http://www.microsoft.com/windows/mediaplayer/download/default.asp">
        <IMG SRC="type path to logo image here" WIDTH="65"
        HEIGHT="57"  BORDER="0"
        ALT="Get Windows Media Player" VSPACE="7"></A)
        (/CENTER><BR)
     5. You can modify this HTML code to fit your formatting as long as you follow the guidelines outlined below.

Get Windows(R) Media Player logo usage Guidelines
-------------------------------------------------


 1. Except as Microsoft may authorize elsewhere, non-Microsoft Web sites may display only the Get Windows(R) Media Player logo provided above ("Logo"). By downloading the Logo to your Web site, you agree to be bound by these Policies.
 2. You may only display the Logo on your Web site, and not in any other manner. It must always be an active link to the download page for the Windows Media Player at http://www.microsoft.com/windows/mediaplayer/download/default.asp.
 3. The Logo GIF image includes the words "Get Windows Media Player" describing the significance of the Logo on your site (that the Logo is a link to the download page for the Microsoft Windows Media Player, not an endorsement of your site). You may not remove or alter any element of the Logo.
 4. The Logo may be displayed only on Web pages that make accurate references to Microsoft or its products or services or as otherwise authorized by Microsoft. Your Web page title and other trademarks and logos must appear at least as prominently as the Logo. You may not display the Logo in any manner that implies sponsorship, endorsement, or license by Microsoft except as expressly authorized by Microsoft.
 5. The Logo must appear by itself, with a minimum spacing (30 pixels) between each side of the Logo and other distinctive graphic or textual elements on your page. The Logo may not be displayed as a feature or design element of any other logo.
 6. You may not alter the Logo in any manner, including size, proportions, colors, elements, or animate, morph, or otherwise distort its perspective or appearance, except in the event expressly authorized by Microsoft.




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
                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


 7. You may not display the Logo on any site that infringes any Microsoft intellectual property or other rights, or violates any state, federal, or international law.
 8. These Policies do not grant a license or any other right to Microsoft's logos or trademarks. Microsoft reserves the right at its sole discretion to terminate or modify permission to display the Logo at any time. Microsoft reserves the right to take action against any use that does not conform to these Policies, infringes any Microsoft intellectual property or other right, or violates other applicable law.
 9. MICROSOFT DISCLAIMS ANY WARRANTIES THAT MAY BE EXPRESS OR IMPLIED BY LAW REGARDING THE LOGO, INCLUDING WARRANTIES AGAINST INFRINGEMENT.

(C)1997 Microsoft Corporation. All rights reserved. Terms of Use.





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

                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999


                                  ATTACHMENT D

Examples of WindowsMedia.com and Radio Station Guide Pages with ICP Content Modules



[GRAPHIC OMITTED]             < Example of ICP listing on left side of page



[GRAPHIC OMITTED]             < Example of ICP headline on right side of page




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

                 WindowsMedia.com & Windows Media Technology Promotion Agreement
                                                               February 18, 1999

                                  ATTACHMENT E

             Example pages of ICP Site Pages with logo or text link for Windows Media Player Download and Windows Radio toolbar

ICP should design ICP Site Pages according to at least one of the two versions below.

     ICP SITE PAGE VERSION 1:                            ICP SITE PAGE VERSION 2:
       If ICP only if MWM                                     if ICP in RSG

(whatever else ICP wants on top page)             (whatever else ICP wants on top of page)

View / Listen using Windows Media Player           Listen using Windows Media Player (link)
              (link)

Get Windows Media Player (link or logo)            Listen using Windows Radio toolbar (link)

                                                     Get Windows Media Player (link or logo)

(above the fold 600 x 800 pixel resolution)       (above the fold 600 x 800 pixel resolution)


(whatever else ICP wants on bottom page)          (whatever else ICP wants on bottom page)




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